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                                                                    EXHIBIT 21.1

                     List of PDV America, Inc. Subsidiaries

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Subsidiary                                                                                       Jurisdiction
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
CITGO Petroleum Corporation......................................................................Delaware
   Trimark Insurance Company Ltd. ...............................................................Bermuda
   CITGO Puerto Rico Petroleum Corporation.......................................................Delaware
   CITGO Canada Petroleum Corporation............................................................Delaware
   Cit-Con Oil Corporation.......................................................................Delaware
   Champlin Corporation..........................................................................Delaware
   CITGO International Marketing, Inc............................................................Delaware
   CITGO Investment Company......................................................................Delaware
     CITGO Refining and Chemicals Company L.P....................................................Delaware
       Cumene Associates, Inc....................................................................Delaware
         Texas Phenol Plant Limited Partnership..................................................Texas
           Mt. Vernon Phenol Plant Partnership...................................................Indiana
   CITGO Gulf Coast Refining, Inc................................................................Delaware
   CITGO Refining Investment Company.............................................................Oklahoma
     LYONDELL-CITGO Refining LP..................................................................Texas
   CITGO East Coast Oil Corporation..............................................................Delaware
     TCP Petcoke Corporation.....................................................................Delaware
       TCP Venezuela, Inc........................................................................Delaware
       TCP/TGS Sweeny LLC........................................................................Delaware
   CITGO Asphalt Refining Company................................................................New Jersey
     CITERCO Asphalt Products LLC................................................................Delaware
   CITGO Funding Company, L.L.C..................................................................Delaware
   CITGO Funding Corporation II..................................................................Delaware
   Nelson Industrial Steam Company...............................................................Texas
   NISCO Finance LLC.............................................................................Delaware
   CITGO Pipeline Investment Company.............................................................Delaware
     CITGO Pipeline Company......................................................................Delaware
     LaFitte Gas Pipeline........................................................................Delaware
     CITGO Products Pipeline Company.............................................................Delaware
     Colonial Pipeline...........................................................................Delaware
     Explorer Pipeline...........................................................................Delaware
     Lake Charles Pipeline.......................................................................Delaware
     West Shore Pipeline.........................................................................Delaware
     Wolverine Pipeline..........................................................................Delaware
     KAW Pipeline................................................................................Delaware
     West Texas Gulf Pipeline....................................................................Delaware
   CITGO International Latin America, Inc........................................................Delaware
   CITGO International Latin American Trading Company............................................Delaware
   CITGO International Marketing Mexico Holding, L.L.C...........................................Delaware
   CITGO International Puerto Rico Company.......................................................Puerto Rico
   CITGO International Latin America Investment Company..........................................Cayman Island
PDV USA  Delaware
VPHI Midwest, Inc................................................................................Delaware
   PDV Midwest Refining L.L.C....................................................................Delaware
     The Needle Coker Company....................................................................Illinois
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